UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Time Warner Inc.

(Name of Registrant as Specified In Its Charter)
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December 1, 2008

Dear Fellow Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Time Warner Inc., which will be held on Friday, January 16, 2009, at 8:30 a.m. (Eastern time) at the Time Warner Conference Center, One Time Warner Center, 10th Floor, New York, NY 10019-8016. If you are unable to attend the Special Meeting in person, you may hear the audiocast live on the Internet at www.timewarner.com/specialmeetingmaterials.

The Securities and Exchange Commission has adopted rules that permit us to furnish proxy materials over the Internet rather than in paper form. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to most of our stockholders, which will reduce our printing and mailing costs and the environmental impact of the proxy materials. A paper copy of our proxy materials may be requested through one of the methods described in the Notice of Internet Availability of Proxy Materials.

Details of the business to be presented at the Special Meeting can be found in the attached Notice of Special Meeting of Stockholders and Proxy Statement. As a stockholder, you will be asked to vote on a proposal to authorize the Board of Directors to effect, in its discretion, a reverse stock split of Time Warner Common Stock at a reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board of Directors, and to approve a corresponding amendment to Time Warner’s Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock and Series Common Stock that Time Warner is authorized to issue.

The proposal to authorize a reverse stock split is based on the Company’s expectation that, following the previously announced separation of Time Warner Cable Inc. from the Company, the market price and trading ranges for the Time Warner Common Stock may be significantly lower than the current market price and trading ranges due to the fact that the Company will have distributed all of its shares in Time Warner Cable to the Company’s stockholders. The Board of Directors believes that effecting a reverse stock split, resulting in fewer shares of the Time Warner Common Stock being outstanding, is likely to increase the market price and improve the marketability and liquidity of the Time Warner Common Stock. We encourage you to vote on the proposal described in the attached Notice of Special Meeting of Stockholders and Proxy Statement. The Board of Directors recommends that you vote FOR this proposal.

Whether or not you plan to attend the Special Meeting in person, your vote is important. After reading the attached Notice of Special Meeting of Stockholders and Proxy Statement, please promptly submit your proxy by telephone, Internet or mail. If you submit your proxy over the Internet, you will have the opportunity to agree to receive future stockholder documents electronically via email, and we encourage you to do so. If you have received a paper copy of the proxy materials and choose to vote on this proposal by traditional proxy or voting instruction card, please sign, date and mail the card in the enclosed pre-addressed reply envelope.

We look forward to greeting those of you who are able to attend the Special Meeting.

Sincerely,

Richard D. Parsons Chairman of the Board	Jeffrey L. Bewkes President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY SUBMIT YOUR PROXY
BY TELEPHONE, INTERNET OR MAIL.

Time Warner Inc.
One Time Warner Center
New York, NY 10019-8016

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 16, 2009

The Special Meeting of Stockholders of Time Warner Inc. (the “Company”) (the “Special Meeting”) will be held on Friday, January 16, 2009, at 8:30 a.m. (Eastern time). The meeting will take place at:

Time Warner Conference Center
One Time Warner Center, 10th Floor
New York, NY 10019-8016

(enter through the Time Warner Inc. corporate headquarters entrance on West 58th Street between 8th and 9th Avenues)

The purposes of the Special Meeting are:

(a)	To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury Common Stock of Time Warner, at a reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board of Directors; and

(b)	To approve a corresponding amendment to the Company’s Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock and shares of Series Common Stock that Time Warner is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

The close of business on November 20, 2008, is the record date for determining stockholders entitled to vote at the Special Meeting. Only holders of Time Warner Common Stock as of the record date are entitled to vote on the proposal described in this Notice of Special Meeting of Stockholders and the accompanying Proxy Statement.

You can vote your shares using one of the following methods:

•	If you received a paper copy of the proxy materials, follow the instructions on the proxy card or voting instruction card and submit your proxy (i) via the Internet, (ii) by telephone or (iii) by completing and signing the written proxy card or voting instruction card and returning it in the enclosed pre-addressed reply envelope;

•	If you received a Notice of Internet Availability of Proxy Materials, submit your proxy via the Internet using the instructions included in the Notice of Internet Availability of Proxy Materials; or

•	Attend and vote at the Special Meeting.

Whether or not you plan to attend the Special Meeting in person, please promptly submit your proxy by telephone, Internet or mail by following the instructions found on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card. Any holder of record who is present at the Special Meeting may vote in person instead of by proxy, thereby canceling any previous proxy. Please note that if your shares are held through a bank or brokerage account, you will need to contact your bank or broker to obtain a written legal proxy from the record holder of your shares in order to vote at the Special Meeting.

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If you are planning to attend the Special Meeting in person, because of security procedures, you will need to register in advance to gain admission to the Special Meeting. You can register in advance by calling 866-940-8693 by Wednesday, January 14, 2009. In addition to registering in advance, you will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Time Warner Conference Center on the day of the Special Meeting. Inspection of vehicles, packages and bags, among other measures, may be employed to enhance the security of those attending the Special Meeting. These procedures may require additional time. Please plan accordingly. The Special Meeting will start promptly at 8:30 a.m. (Eastern time). To avoid disruption, admission may be limited once the meeting begins.

Time Warner Inc.

Paul F. Washington
Corporate Secretary

December 1, 2008

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One Time Warner Center
New York, NY 10019-8016

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Time Warner Inc., a Delaware corporation (“Time Warner” or the “Company”), for use at a Special Meeting of the Company’s stockholders (the “Special Meeting”) to be held on Friday, January 16, 2009 at the Time Warner Conference Center in New York, New York, commencing at 8:30 a.m. (Eastern time), and at any adjournment or postponement, for the purpose of considering and acting upon the matter set forth in this Proxy Statement. Stockholders attending the Special Meeting in person should follow the directions provided on the back cover of the Notice of Special Meeting of Stockholders and Proxy Statement.

Pursuant to the proxy rules adopted by the Securities and Exchange Commission, we have elected to provide the majority of our stockholders with access to our proxy materials over the Internet rather than in paper form. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, rather than a printed copy of the proxy materials, to most of our stockholders of record as of November 20, 2008. We expect to mail the Notice of Internet Availability of Proxy Materials to stockholders entitled to vote at the Special Meeting, as well as printed copies of the Proxy Statement and accompanying form of proxy to some stockholders, on or about December 3, 2008. For information about stockholders’ eligibility to vote at the Special Meeting, shares outstanding on the record date and the ways to submit and revoke a proxy, please see “Question and Answers about Voting Your Time Warner Common Stock,” in the following section of this Proxy Statement.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the approval of the Company’s proposal to authorize the Board of Directors to effect, in its discretion, prior to December 31, 2009, a reverse stock split of the outstanding and treasury Common Stock of Time Warner at a reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board of Directors, and for the approval of a corresponding amendment to Time Warner’s Restated Certificate of Incorporation in the form attached to this Proxy Statement as Appendix A (to be filed if the Board determines a reverse stock split ratio of 1-for-2) or Appendix B (to be filed if the Board determines a reverse stock split ratio of 1-for-3) to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock and shares of Series Common Stock that Time Warner is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on Friday, January 16, 2009: The Proxy Statement is available at www.timewarner.com/specialmeetingmaterials.

Submitting Your Proxy

Time Warner stockholders should submit their proxy or voting instructions as soon as possible.

If you received a paper copy of the proxy material:  If you are submitting your proxy by mail, please complete and return the proxy card. In order to assure that your proxy is received in time to be voted at the Special Meeting, the proxy card must be completed in accordance with the instructions on it and received prior to the Special Meeting. If you are submitting your proxy by telephone, follow the “Vote by telephone” instructions on the Electronic Voting Instructions section of the enclosed proxy card. If you are submitting your proxy by Internet, follow the “Vote by Internet” instructions on the Electronic Voting Instructions section of the enclosed proxy card. In either case, in order to assure that your proxy is counted, you must submit it prior to 1:00 a.m., Central Time, on January 16, 2009. If your Time Warner Common Stock is held in “street name,” you should submit your proxy in accordance with the instructions on the voting instruction card as provided by the bank, brokerage firm or other nominee who holds Time Warner Common Stock on your behalf.

If you received a Notice of Internet Availability of Proxy Materials:  Please submit your proxy via the Internet using the instructions included in the Notice of Internet Availability of Proxy Materials.

INFORMATION ABOUT THIS PROXY STATEMENT AND THE SPECIAL MEETING

Questions and Answers about Voting Your Time Warner Common Stock

Why did I receive this Proxy Statement?	Time Warner is providing this Proxy Statement because Time Warner’s Board of Directors is soliciting your proxy to vote at the Special Meeting on January 16, 2009. This Proxy Statement contains information about the proposal being voted on at the Special Meeting.

Time Warner has sent this Proxy Statement or a Notice of Internet Availability of Proxy Materials to each person who is registered as a holder of its common stock, par value $0.01 per share (the “Time Warner Common Stock”), in its register of stockholders (such owners are often referred to as “holders of record”) at the close of business on November 20, 2008, the record date for the Special Meeting.

Time Warner has requested that banks, brokerage firms and other nominees who hold Time Warner Common Stock on behalf of the owners of the Common Stock (such owners are often referred to as “beneficial stockholders” or “street name holders”) at the close of business on November 20, 2008, provide a Notice of Internet Availability of Proxy Materials to those beneficial stockholders. Time Warner has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for mailing these notices.

What is the purpose of the reverse stock split?	Following completion of the previously announced separation of Time Warner Cable from the Company, the market price and trading ranges for Time Warner Common Stock may be significantly lower than the current market price and trading ranges due to the fact that Time Warner will have distributed all of its shares in TWC to holders of Time Warner Common Stock.

The Board of Directors believes that implementing a reverse stock split is likely to increase the market price for the Time Warner Common Stock as fewer shares will be outstanding. The Board of Directors further believes that the increased market price of Time Warner Common Stock expected as a result of implementing the reverse stock split may improve marketability and liquidity of the Time Warner Common Stock and may encourage interest and trading in the Time Warner Common Stock.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?	In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the Special Meeting, we are furnishing the proxy materials to most of our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your proxy via the

Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials for requesting printed materials.

Who is entitled to vote?	Only holders of record of Time Warner Common Stock at the close of business on November 20, 2008, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

How many votes do I have?	Every holder of Time Warner Common Stock on the record date will be entitled to one vote per share on the matter presented at the Special Meeting. On November 20, 2008, there were 3,587,458,794 shares of Time Warner Common Stock outstanding and entitled to vote at the Special Meeting.

What proposal is being presented at the Special Meeting?	Time Warner intends to present the following proposal for stockholder consideration and voting at the Special Meeting:

•	To authorize the Board of Directors to effect, in its discretion, a reverse stock split of Time Warner Common Stock, pursuant to which each 2 or 3 shares of Time Warner’s outstanding and treasury Common Stock (to be determined by the Board of Directors in its discretion) would be combined into 1 share of such stock, and

•	To approve a corresponding amendment to the Company’s Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock and shares of Series Common Stock that Time Warner is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

Other than matters incident to the conduct of the Special Meeting, Time Warner does not know of any business or proposals to be considered at the Special Meeting other than that set forth in this Proxy Statement.

How do I attend the Special Meeting?	For admission to the Special Meeting, holders of record should register in advance by calling 866-940-8693. In addition, government-issued photo identification will be required to be presented. The Special Meeting will begin at 8:30 a.m. (Eastern time).

How do I vote?	If you are a holder of record, you can vote in the following ways:

•	If you received a Notice of Internet Availability of Proxy Materials:

ο	By Internet: by submitting a proxy by following the instructions included in the Notice of Internet Availability of Proxy Materials.

•	If you received a paper copy of the proxy materials:

ο	By Telephone: by submitting a proxy by following the “Vote by telephone” instructions on the Electronic Voting Instructions section of the enclosed proxy card at any time up until 1:00 a.m., Central Time, on January 16, 2009.

ο	By Internet: by submitting a proxy by following the “Vote by Internet” instructions on the Electronic Voting Instructions section of the enclosed proxy card at any time up until 1:00 a.m., Central Time, on January 16, 2009. Stockholders submitting their proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that would be borne by the stockholder.

ο	By Mail: by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the enclosed pre-addressed reply envelope. The proxy card must be received prior to the Special Meeting.

•	At the Special Meeting: If you are planning to attend the Special Meeting and wish to vote your Time Warner Common Stock in person, we will give you a ballot at the meeting.

Even if you plan to be present at the Special Meeting, we encourage you to vote your shares of Time Warner Common Stock by submitting your proxy or voting instructions.

What if I submit my proxy or voting instructions but do not indicate how I am voting?	If you sign and return your proxy card or voting instruction card but do not indicate instructions for voting, your Time Warner Common Stock will be voted FOR the reverse stock split and the corresponding amendment to the Restated Certificate of Incorporation.

What if I do not submit my proxy or voting instructions by telephone, via the Internet or by mail?	Abstentions and broker “non-votes,” as well as failures to vote, will have the effect of a vote “against” the proposal, which requires the affirmative vote of a majority of the outstanding stock entitled to vote. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received voting instructions from the beneficial owner. Broker “non-votes” and the shares with respect to which a stockholder abstains are included in determining whether a quorum is present at the Special Meeting.

May I change or revoke my proxy after I submit my proxy or voting instructions?	You may change your proxy in one of two ways at any time before it is exercised by:

•	Filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Special Meeting, a written notice of revocation or a duly executed new proxy, in either case dated later than the prior proxy relating to the same shares; or

•	Attending the Special Meeting and voting in person (although attendance at the Special Meeting will not by itself revoke a proxy).

The written notice of revocation or subsequent proxy should be delivered to Time Warner Inc., One Time Warner Center, New York, NY 10019-8016, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, before the taking of the vote at the Special Meeting. To revoke a proxy previously submitted electronically through the Internet or by telephone, a stockholder may simply submit a new proxy at a later date before the taking of the vote at the Special Meeting, in which case the later submitted proxy will be recorded and the earlier proxy will be revoked.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or set of proxy materials?	It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please submit proxies or voting instructions for all of your Time Warner Common Stock.

I share the same address with another Time Warner stockholder. Why has our household only received one Notice of Internet Availability of Proxy Materials or set of proxy materials?	The Securities and Exchange Commission’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one Notice of Internet Availability of Proxy Materials or one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

What constitutes a quorum?	The presence, in person or by proxy, of the holders of a majority of the Time Warner Common Stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum for the conduct of business.

What vote is required in order to approve the proposal?	The affirmative vote of holders of a majority of the outstanding shares of Time Warner Common Stock entitled to vote is required to authorize the Board of Directors to effect the reverse stock split and to approve the corresponding amendment to the Restated Certificate of Incorporation.

How will voting on any other business be conducted?	Other than matters incident to the conduct of the Special Meeting, no business or proposals other than those set forth in this Proxy Statement are to be considered at the Special Meeting.

Who will bear the cost of solicitation?	Time Warner will bear all expenses of the solicitation, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Materials and the proxy materials. In addition to solicitation by the use of the mail, directors, officers and employees of Time Warner may solicit proxies and voting instructions by telephone or other means of communication. Such directors, officers and employees will not be paid additional compensation but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Time Warner has retained D.F. King & Co., Inc. at an estimated cost of $25,000, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding a Notice of Internet Availability of Proxy Materials or proxy materials, as applicable, to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and Time Warner will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Who can help answer my questions about the proposal being presented at the Special Meeting?	If you have questions about the proposal, you should contact our proxy solicitor:

D. F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, NY 10005 Phone: (212) 269-5550 Or Toll Free: (800) 769-4414

THE PROPOSAL

The Company is asking stockholders to:

•	Authorize the Board of Directors to effect, in its discretion prior to December 31, 2009, a reverse stock split of the outstanding and treasury Common Stock of Time Warner at a reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board of Directors; and

•	Approve a corresponding amendment to the Company’s Restated Certificate of Incorporation in the form attached to this Proxy Statement as Appendix A (to be filed if the Board determines a reverse stock split ratio of 1-for-2) or Appendix B (to be filed if the Board determines a reverse stock split ratio of 1-for-3) to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock and shares of Series Common Stock that Time Warner is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

If the stockholders approve this proposal, the Board of Directors would effect the reverse stock split and cause a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware only if the previously announced separation of Time Warner Cable Inc. from the Company occurs (as described below) and the Board of Directors determines that the reverse stock split would be in the best interests of the Company and its stockholders. The Board of Directors may determine in its discretion not to effect any reverse stock split and not to file either form of amendment to the Company’s Restated Certificate of Incorporation. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split.

Background

On May 20, 2008, Time Warner and certain of its subsidiaries entered into a Separation Agreement with Time Warner Cable Inc. (“TWC”) and certain of its subsidiaries. Pursuant to the Separation Agreement, following the completion of certain internal restructuring transactions, Time Warner will distribute all the issued and outstanding shares of TWC Common Stock then held by Time Warner to its stockholders by way of either (a) a pro rata dividend in a spin-off, (b) an exchange offer in a split-off or (c) a combination thereof (the “Distribution”). Time Warner has not yet made a decision as to the form of the Distribution. All of the transactions contemplated by the Separation Agreement, including the Distribution, are referred to collectively as the “Separation Transaction.”

After completing the proposed Separation Transaction, the market price and trading ranges for Time Warner Common Stock may be significantly lower than the current market price and trading ranges due to the fact that Time Warner will have distributed all of its shares in TWC to holders of Time Warner Common Stock.

As of November 20, 2008, the Company had 3,587,458,794 shares of Time Warner Common Stock issued and outstanding. The last sale price of the Time Warner Common Stock on the New York Stock Exchange on November 20, 2008, was $7.07 and over the prior 52 weeks our stock price has ranged from $7.00 to $17.50.

Purpose of the Reverse Stock Split

The Board of Directors believes that it is in the best interests of the Company and its stockholders to reduce the number of issued and outstanding shares through a reverse stock split implemented in connection with the previously announced Separation Transaction. Immediately following the completion of the reverse stock split, the number of shares of Time Warner Common Stock issued and outstanding or held in treasury will be reduced proportionately based on the reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board of Directors.

The Board of Directors believes implementing a reverse stock split is likely to increase the market price for the Time Warner Common Stock as fewer shares will be outstanding. The Board of Directors further believes that the increased market price of Time Warner Common Stock expected as a result of implementing the reverse stock split may improve marketability and liquidity of the Time Warner Common Stock and may encourage interest and trading in the Time Warner Common Stock.

For example, the Board of Directors believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. If the market price and trading ranges for Time Warner Common Stock were to be significantly lower following the Separation Transaction, the reverse stock split could increase the likelihood that the Time Warner Common Stock market price will stay at a level that would be viewed more favorably by potential investors. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. A higher stock price after the reverse stock split may reduce this concern.

Board Discretion to Implement the Reverse Stock Split

The Board of Directors expects to implement the reverse stock split at or near the time of the Distribution. While the results of the stockholder vote on this proposal will not affect the Board of Directors’ decision to proceed with the Separation Transaction, if the planned Separation Transaction does not occur, the Board of Directors will not implement the reverse stock split.

No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the proposal is approved by stockholders and the Board of Directors determines to implement the reverse stock split, Time Warner would communicate to the public, prior to the effective date of the reverse stock split, additional details regarding the reverse stock split (including the final reverse stock split ratio, as determined by the Board of Directors). The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the proposal is no longer in the best interests of the Company or its stockholders.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that following the reverse stock split the market price of Time Warner Common Stock will increase in proportion to the reduction in the number of shares of Time Warner Common Stock issued and outstanding before the proposed reverse stock split. The total market capitalization of Time Warner Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split for reasons unrelated to the reverse stock split.

Impact of the Proposed Reverse Stock Split If Implemented

The reverse stock split would affect all of Time Warner’s stockholders uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the reverse stock split could result in any of Time Warner’s stockholders receiving cash in lieu of a fractional share. As described below, stockholders otherwise entitled to fractional shares as a result of the reverse stock split will receive cash payments in lieu of such fractional shares. These cash payments will reduce the number of post-reverse stock split stockholders to the extent there are presently stockholders who would otherwise receive less than one share of Time Warner Common Stock after the reverse stock split. The other principal effects of the reverse stock split will be that:

•	the number of issued and outstanding and treasury shares of Time Warner Common Stock will be reduced proportionately based on the final reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board of Directors;

•	the number of authorized shares of Time Warner Common Stock will be reduced proportionately based on the final reverse stock split ratio;

•	the number of authorized shares of Time Warner Series Common Stock will be reduced proportionately based on the final reverse stock split ratio;

•	based on the final reverse stock split ratio, the per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of Time Warner Common Stock issuable upon the exercise of all outstanding option awards and the vesting of all unvested stock units (including restricted stock units and performance stock units) will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon the exercise of such option awards will be reduced proportionately following the reverse stock split;

•	the number of shares reserved for issuance and any maximum number of shares with respect to which equity awards may be granted to any participant under the Company’s equity-based compensation plans will be reduced proportionately based on the final reverse stock split ratio; and

•	in addition, the reverse stock split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

Although the number of outstanding shares of Time Warner Common Stock would decrease following the proposed reverse stock split, the Board of Directors does not intend for the reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, Time Warner will pay to each registered stockholder, in cash, the value of any fractional share interest in Time Warner Common Stock arising from the reverse stock split. Those registered stockholders who hold their shares of Time Warner Common Stock in certificate form will receive cash payment for their fractional interest, if applicable, following the surrender of their pre-reverse stock split stock certificates for post-reverse stock split shares. The cash payment will equal the fraction of shares to which the stockholder would otherwise be entitled, multiplied by the volume weighted average price of Time Warner Common Stock as reported on the New York Stock Exchange Composite Tape on the effective date of the reverse stock split. This cash payment may be subject to applicable U.S. federal, state and local income tax.

No transaction costs will be assessed on stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date payment is made for their fractional share interest in Time Warner Common Stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of Time Warner Common Stock at the effective date of the reverse stock split to receive at least one share in the reverse stock split and you want to continue to hold Time Warner Common Stock after the split, you may do so by either:

•	purchasing a sufficient number of shares of Time Warner Common Stock; or

•	if you have shares of Time Warner Common Stock in more than one account, consolidating your accounts,

so that in each case you hold a number of shares of Time Warner Common Stock in your account prior to the reverse stock split that would entitle you to receive at least one share of Time Warner Common Stock on a post-reverse stock split basis. Shares of Common Stock held in registered form (that is, stock held by you in your own name in Time Warner’s stock register records maintained by our transfer agent) and stock held in “street name” (that is, stock held by you through a bank, broker or other nominee) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

Effect on Registered and Beneficial Stockholders

Upon the reverse stock split, we intend to treat stockholders holding shares of Time Warner Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as registered stockholders whose shares of Time Warner Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares of Time Warner Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the reverse stock split. If you hold your shares of Time Warner Common Stock with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered “Book-Entry” Stockholders

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of Time Warner Common Stock. They are, however, provided with a statement reflecting the number of shares of Time Warner Common Stock registered in their accounts.

•	If you hold registered shares of Time Warner Common Stock in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares of Time Warner Common Stock in registered book-entry form or your cash payment in lieu of any fractional interest, if applicable.

•	If you are entitled to post-reverse stock split shares of Time Warner Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of shares of Time Warner Common Stock you hold.

•	If you are entitled to a payment in lieu of any fractional interest, a check will be mailed to you at your registered address as soon as practicable after the effective date of the reverse stock split. By signing and cashing this check, you will warrant that you owned the shares of Time Warner Common Stock for which you received a cash payment. See “Fractional Shares” above for additional information.

Effect on Registered Certificated Shares

Some registered stockholders hold their shares of Time Warner Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of Time Warner Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective date of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-reverse stock split shares of Time Warner Common Stock for a statement of holding, together with any payment of cash in lieu of fractional shares to which you are entitled. When you submit your certificate representing the pre-reverse stock split shares of Time Warner Common Stock, your post-reverse stock split shares of Time Warner Common Stock will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-reverse stock split shares of Time Warner Common Stock you own in book-entry form. Time Warner will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-reverse stock split ownership interest.

Beginning on the effective date of the reverse stock split, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Fractional Shares.”

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Time Warner Common Stock will remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on the Company’s balance sheet attributable to Time Warner Common Stock will be reduced proportionately based on the final reverse stock split ratio determined by the Board of Directors, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The shares of Time Warner Common Stock held in treasury will also be reduced proportionately based on the final reverse stock split ratio determined by the Board of Directors. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of Time Warner Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse stock split would be recast to give retroactive effect to the reverse stock split. As described above under “Impact of the Proposed Reverse Stock Split If Implemented,” the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of Time Warner Common Stock issuable upon the exercise of outstanding options and upon the vesting of unvested stock unit awards would decrease proportionately, in each case based on the final reverse stock ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

Stockholders will not have dissenters’ or appraisal rights under Delaware corporate law or under the Company’s Restated Certificate of Incorporation in connection with the proposed reverse stock split.

Procedure for Effecting Reverse Stock Split

If the stockholders approve the proposal and the Board of Directors decides to implement the reverse stock split, the reverse stock split will become effective at the time and on the date of the filing of, or at such later time as is specified in, the Certificate of Amendment to the Company’s Restated Certificate of Incorporation, which is referred to as the effective date of the reverse stock split. Beginning on the effective date of the reverse stock split, each certificate representing pre-reverse stock split shares of Time Warner Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of Time Warner Common Stock.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the reverse stock split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than the cash payments for fractional shares discussed above, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split shares for post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares will be the same as the aggregate tax basis of the pre-reverse stock split shares exchanged in the reverse stock split, reduced by any amount allocable to a fractional share for which cash is received. A stockholder’s holding period in the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares exchanged in the reverse stock split.

In general, the receipt of cash by a U.S. holder instead of a fractional share will result in a taxable gain or loss to such holder for U.S. federal income tax purposes. The amount of the taxable gain or loss to the U.S. holder will be determined based upon the difference between the amount of cash received by such holder and the portion of the basis of the pre-reverse stock split shares allocable to such fractional interest. The gain or loss recognized will constitute capital gain or loss and will constitute long-term capital gain or loss if the holder’s holding period is greater than one year as of the effective date of the reverse stock split.

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of Time Warner Common Stock entitled to vote at the Special Meeting is required to approve the Company’s proposal to (i) authorize the Board of Directors to effect the reverse stock split and (ii) approve the corresponding amendment to the Restated Certificate of Incorporation, subject to the Board of Directors’ authority to abandon such amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP

Security Ownership of the Board of Directors and Executive Officers

The following table sets forth information concerning the beneficial ownership of Time Warner Common Stock as of September 30, 2008, for each current director, each of the persons named in the Summary Compensation Table in the Company’s proxy statement for its 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 31, 2008 (except for Mr. Pace whose information is as of January 31, 2008), and for all current directors and executive officers as a group.

	Time Warner Common Stock
	Beneficially Owned (1)
	Number of	Option	Percent
Name of Beneficial Owner	Shares	Shares(2)	of Class
Herbert M. Allison, Jr.	0	0		*
James L. Barksdale(3)	501,926	120,000		*
Jeffrey L. Bewkes(4)	565,885	5,257,525		*
Stephen F. Bollenbach	25,031	129,000		*
Paul T. Cappuccio(4)	80,490	3,069,675		*
Frank J. Caufield	548,814	360,000		*
Robert C. Clark	14,295	20,000		*
Mathias Döpfner	5,567	4,000		*
Jessica P. Einhorn	6,307	12,000		*
Patricia Fili-Krushel(4)	50,195	1,075,475		*
Reuben Mark(5)	1,063,083	129,000		*
Michael A. Miles	59,624	129,000		*
Kenneth J. Novack(6)	40,636	4,020,000		*
Wayne H. Pace(7)	142,831	1,929,688		*
Richard D. Parsons(4)(8)	639,077	6,759,150		*
Deborah C. Wright	7,307	12,000		*
All current directors and executive officers (19 persons) as a group(2)-(8)	3,723,728	22,834,926		*

*	Represents beneficial ownership of less than one percent of the issued and outstanding Time Warner Common Stock on September 30, 2008.

(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Unless otherwise indicated, beneficial ownership represents both sole voting and sole investment power. This table does not include, unless otherwise indicated, any shares of Time Warner Common Stock or other equity securities of the Company that may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees. The table includes the following equity securities of the Company beneficially owned by the named persons or group as of September 30, 2008: (i) shares of Time Warner Common Stock and restricted stock (reported under the “Number of Shares” column) and (ii) options to purchase Time Warner Common Stock. The table does not reflect restricted stock units and performance stock units (“PSUs”), none of which had vested or would vest on or within 60 days of September 30, 2008. In addition, under the Company’s deferred compensation programs, a participant can elect to have the value of the deferred amounts ultimately paid out determined based on an assumed investment in Time Warner Common Stock. The participants do not have any right to vote or receive Time Warner Common Stock in connection with these assumed investments, and are ultimately paid in cash, but the assumed investments of the deferred amounts do represent an economic interest in Time Warner Common Stock. The following share equivalents, or “phantom units,” have been credited to the following individuals under the deferred compensation programs: Mr. Bewkes, 57,520 share equivalents; Mr. Bollenbach, 29,645 share equivalents; Mr. Mark, 25,915 share equivalents; Mr. Miles, 10,836 share equivalents; and Mr. Parsons, 160,614 share equivalents. These share equivalents are not included in the table above.

(2)	Reflects shares of Time Warner Common Stock subject to options to purchase Time Warner Common Stock issued by the Company that, on September 30, 2008, were unexercised but were exercisable on or within 60 days after that date. These shares are excluded from the “Number of Shares” column.

(3)	Includes 1,200 shares of Time Warner Common Stock held by a limited partnership of which Mr. Barksdale is the sole general partner and 6,450 shares of Time Warner Common Stock held by a trust of which Mr. Barksdale is the sole trustee and beneficiary.

(4)	Includes (a) an aggregate of approximately 110,873 shares of Time Warner Common Stock held by a trust under the Time Warner Savings Plan for the benefit of directors and executive officers of the Company (including 94,368 shares for Mr. Bewkes, 691 shares for Mr. Cappuccio, 756 shares for Ms. Fili-Krushel and 1,253 shares for Mr. Parsons), (b) an aggregate of approximately 342 shares of Time Warner Common Stock held by a trust under the TWC Savings Plan held for the benefit of a current executive officer, (c) an aggregate of 18,580 shares of Time Warner Common Stock beneficially owned by the spouses of certain executive officers and directors (including 200 shares held by the spouse of Mr. Parsons), and (d) 276 shares held in an IRA account for the benefit of Ms. Fili-Krushel.

(5)	Mr. Mark has pledged 1,037,513 shares of Time Warner Common Stock.

(6)	Includes 375 shares of Time Warner Common Stock held by an irrevocable trust for the benefit of Mr. Novack’s children, one of whom shares his household, and 525 shares of Time Warner Common Stock held by the Novack Family Foundation of which Mr. Novack and his wife are two of nine trustees who share voting power with respect to the shares. Mr. Novack disclaims beneficial ownership of shares held by the trust and the Novack Family Foundation.

(7)	Includes 745 shares of Time Warner Common Stock held by a trust under the Time Warner Savings Plan for the benefit of Mr. Pace. Mr. Pace retired from the position of Executive Vice President and Chief Financial Officer effective the end of December 31, 2007. Accordingly, shares of Time Warner Common Stock beneficially owned by Mr. Pace are not included in the total number of shares of Time Warner Common Stock held by all current directors and executive officers as a group. Mr. John K. Martin, Jr. is the current Executive Vice President and Chief Financial Officer of the Company. Shares of Time Warner Common Stock beneficially owned by Mr. Martin are included in the total number of shares of Time Warner Common Stock held by all current directors and executive officers as a group.

(8)	Includes 200 shares of Time Warner Common Stock held by Mr. Parsons’ wife and 2,000 shares of Time Warner Common Stock held by The Parsons Family Foundation, Inc. of which Mr. Parsons is one of five directors. Mr. Parsons disclaims beneficial ownership of shares held by his wife and The Parsons Family Foundation, Inc.

Security Ownership of Certain Beneficial Owners

Based on a review of filings with the Securities and Exchange Commission, the Company has determined that the following person is a holder of more than 5% of the outstanding shares of Time Warner Common Stock as of September 30, 2008:

	Shares of Stock
	Beneficially	Percent of
Name and Address of Beneficial Owner	Owned	Class

Capital Research Global Investors (1)	194,481,900	5.4%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Barclays Global Investors UK Holdings Limited (2)	187,751,930	5.2%
1 Churchill Place, Canary Wharf
London, England E14 5HP
Dodge & Cox (3)	186,970,676	5.2%
555 California Street San Francisco, CA 94104

(1)	Based solely on a Form 13F filed by Capital Research Global Investors with the Securities and Exchange Commission on November 14, 2008.

(2)	Based solely on a Form 13F filed by Barclays Global Investors UK Holdings Limited with the Securities and Exchange Commission on November 12, 2008.

(3)	Based solely on a Form 13F filed by Dodge & Cox with the Securities and Exchange Commission on November 14, 2008.

PROCEDURAL MATTERS

Procedure for Submitting Stockholder Proposals

Proposals for Inclusion in the Proxy Statement:  Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included in the proxy statement for the Company’s 2009 Annual Meeting of Stockholders, proposals from stockholders must be received by the Company no later than December 3, 2008, and must otherwise comply with the requirements of Rule 14a-8.

Proposals not Included in the Proxy Statement and Nominations for Directors:  In addition, the Company’s By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement and nominations for election as directors, to be brought before an annual meeting of stockholders. In general, notice must be received by the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (i.e., May 16, 2009) and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company’s 2009 Annual Meeting of Stockholders, such a proposal or nomination must be received by the Company on or after January 16, 2009 but no later than February 15, 2009. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

OTHER MATTERS

The Board of Directors knows of no matters other than those described in this Proxy Statement that are likely to come before the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

PAUL F. WASHINGTON
  Corporate Secretary

December 1, 2008

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
TIME WARNER INC.

Time Warner Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.         The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section 1 of Article IV thereof and inserting the following in lieu thereof:

SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 14.15 billion shares, consisting of (1) 750 million shares of Preferred Stock, par value $0.10 per share (“Preferred Stock”), (2) 12.5 billion shares of Common Stock, par value $0.01 per share (“Common Stock”), and (3) 900 million shares of Series Common Stock, par value $0.01 per share (“Series Common Stock”). The number of authorized shares of any of the Preferred Stock, the Common Stock or the Series Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, the Common Stock or the Series Common Stock voting separately as a class shall be required therefor.

Effective as of 7:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each two shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.01 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon due surrender of any certificate previously representing a fractional share, be entitled to receive cash for such holder’s fractional share based upon the volume weighted average price of the Corporation’s Common Stock as reported on the New York Stock Exchange Composite Tape, as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

2.         The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall become effective as of 7:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Time Warner Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this         day of               , 2009.

TIME WARNER INC.

By:
Name:

Title:

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
TIME WARNER INC.

Time Warner Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.         The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section 1 of Article IV thereof and inserting the following in lieu thereof:

SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 9.68 billion shares, consisting of (1) 750 million shares of Preferred Stock, par value $0.10 per share (“Preferred Stock”), (2) 8.33 billion shares of Common Stock, par value $0.01 per share (“Common Stock”), and (3) 600 million shares of Series Common Stock, par value $0.01 per share (“Series Common Stock”). The number of authorized shares of any of the Preferred Stock, the Common Stock or the Series Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, the Common Stock or the Series Common Stock voting separately as a class shall be required therefor.

Effective as of 7:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each three shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.01 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon due surrender of any certificate previously representing a fractional share, be entitled to receive cash for such holder’s fractional share based upon the volume weighted average price of the Corporation’s Common Stock as reported on the New York Stock Exchange Composite Tape, as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

2.         The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall become effective as of 7:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Time Warner Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this       day of               , 2009.

TIME WARNER INC.

By:
Name:

Title:

B-1

002CS62367

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to submit your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on January 16, 2009.

Vote by Internet

•	Go to www.envisionreports.com/twx

•	Follow the steps outlined on the secured website.

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico at any time on a touch-tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.     ☒

Special Meeting Proxy Card	123456	C0123456789	12345

<IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.<
A     Proposal — The Board of Directors recommends a vote FOR the Proposal.

	For	Against	Abstain
	☐	☐	☐

1.
Company Proposal to (a) authorize the Board of Directors to effect, in its discretion prior to December 31, 2009, a reverse stock split of the outstanding and treasury Common Stock of Time Warner, at a reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board of Directors, and (b) approve a corresponding amendment to the Company’s Restated Certificate of Incorporation in the form attached to the accompanying Proxy Statement as Appendix A (to be filed if the Board determines a reverse stock split ratio of 1-for-2) or Appendix B (to be filed if the Board determines a reverse stock split ratio of 1-for-3) to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock and shares of Series Common Stock that Time Warner is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

B Non-Voting Items
Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Special Meeting.	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2— Please keep signature within the box.

/ /
+

<IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE.<

Proxy — TIME WARNER INC.	+

Proxy Solicited on Behalf of the Board of Directors of
Time Warner Inc. for the Special Meeting of Stockholders on January 16, 2009.
The undersigned hereby acknowledges receipt of the Time Warner Inc. Notice of Special Meeting and Proxy Statement and hereby constitutes and appoints Paul T. Cappuccio, Patricia Fili-Krushel and John K. Martin, Jr., and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Special Meeting of Stockholders of TIME WARNER INC. on Friday, January 16, 2009, and any adjournment or postponement thereof, and to vote on the matter indicated all the shares of Common Stock that the undersigned would be entitled to vote if personally present.
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the Proposal.
Please mark, date and sign this Proxy Card on the reverse side and return it promptly using the enclosed reply envelope or submit your proxy by telephone or the Internet.
Continued and to be voted on reverse side.
+

SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTIONS
BY TELEPHONE, INTERNET OR MAIL
Name of applicable Plans:
TIME WARNER SAVINGS PLAN
TWC SAVINGS PLAN
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Time Warner Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the reverse side to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
please fold and detach card at perforation before mailing

Time Warner Inc.
CONFIDENTIAL VOTING INSTRUCTIONS
Instructions solicited by Fidelity Management Trust Company on behalf of the Board of Directors for the Time Warner Inc. Special Meeting of Stockholders on January 16, 2009.
The undersigned hereby instructs Fidelity Management Trust Company (“Fidelity”), as Trustee, to vote as follows by proxy at the Special Meeting of Stockholders of Time Warner Inc. to be held on January 16, 2009, and at any adjournment or postponement thereof, the undersigned’s proportionate interest in the shares of Time Warner Inc. Common Stock held in the Time Warner Inc. Stock Fund under each of the Time Warner Savings Plan and the TWC Savings Plan (the “Plans”).
Under the provisions of the Trusts relating to the Plans, Fidelity, as Trustee, is required to request your confidential instructions as to how participants’ proportionate interests in the shares of Time Warner Inc. Common Stock held in the Time Warner Inc. Stock Fund under the Plans (an “interest”) is to be voted at the Special Meeting of Stockholders scheduled to be held on January 16, 2009. Your instructions to Fidelity will not be divulged or revealed to anyone at Time Warner Inc. If Fidelity does not receive your instructions on or prior to 5:00 P.M. (Eastern Time) via a voting instruction card or 11:59 P.M. (Eastern Time) via telephone or the Internet on January 13, 2009, your interest, if any, attributable to (a) accounts transferred from the Time Incorporated Payroll-Based Employee Stock Ownership Plan (“PAYSOP”) and the WCI Employee Stock Ownership Plan (“WCI ESOP”) will not be voted and (b) the remainder of the Plan accounts, if any, will be voted at the Special Meeting in the same proportion as other participants’ interests in each such respective Plan for which Fidelity has received voting instructions (excluding PAYSOP and WCI ESOP accounts).
(PLEASE SIGN AND DATE ON THE REVERSE SIDE)

TIME WARNER INC.
ONE TIME WARNER CENTER
NEW YORK, NY 10019
You must provide instructions to the Trustee by January 13, 2009 for your instructions to be tabulated. You may issue instructions by telephone or the Internet until 11:59 P.M. (Eastern Time) on that day. If you are sending instructions by mail, the Trustee must receive your executed instruction card by January 13, 2009. If you submit your instructions by telephone or the Internet, there is no need to mail back your instruction card. If you do not provide instructions to the Trustee, the Trustee will vote your interests as required by the terms of the Plans and described on the reverse side of the card.
You may send your voting instructions to the Trustee on the Internet, over the telephone or by mail, as follows:
PROVIDE VOTING INSTRUCTIONS BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on January 13, 2009. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
PROVIDE VOTING INSTRUCTIONS BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on January 13, 2009. Have your voting instruction card in hand when you call and then follow the instructions.
PROVIDE VOTING INSTRUCTIONS BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLACK INK AS FOLLOWS:	TIMEW1	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

TIME WARNER INC.

Instructions to Vote on Proposal - The Board of Directors recommends a vote FOR the Proposal.

Please indicate if you plan to attend this meeting. Yes No ☐ ☐
Company Proposal to (a) authorize the Board of Directors to effect, in its discretion prior to December 31, 2009, a reverse stock split of the outstanding and treasury Common Stock of Time Warner, at a reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board of Directors, and (b) approve a corresponding amendment to the Company’s Restated Certificate of Incorporation in the form attached to the accompanying Proxy Statement as Appendix A (to be filed if the Board determines a reverse stock split ratio of 1-for-2) or Appendix B (to be filed if the Board determines a reverse stock split ratio of 1-for-3) to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock and shares of Series Common Stock that Time Warner is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.
			For ☐	Against ☐	Abstain ☐

This instruction card must be signed exactly as name appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners)	Date